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                                                                    EXHIBIT 4.02





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                               WARRANT AGREEMENT

                                  By and Among

                     DYNAMIC HEALTHCARE TECHNOLOGIES, INC.


                        RAYMOND JAMES & ASSOCIATES, INC.

                                      and

                     VECTOR SECURITIES INTERNATIONAL, INC.

                      Dated as of _______________ __, 1996


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                               WARRANT AGREEMENT

         WARRANT AGREEMENT dated as of _____________ __, 1996 by and among DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation (the "Company"), RAYMOND JAMES & ASSOCIATES, INC. ("RJ&A") and VECTOR SECURITIES INTERNATIONAL, INC. ("Vector", and together with RJ&A, the "Representatives").

         The Company proposes to issue to the Representatives warrants as hereinafter described (the "Representative Warrants") to purchase up to an aggregate of 250,000 shares, subject to adjustment as provided in Section 8 hereof (such shares, as adjusted, being hereinafter referred to as the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), each Representative Warrant entitling the holder thereof to purchase one share of Common Stock. All capitalized terms used herein and not otherwise defined herein shall have the same meanings as in that certain Underwriting Agreement, of even date herewith, by and among the Company and the Representatives (the "Underwriting Agreement").

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and for other good and valuable consideration, the parties hereto agree as follows;

         1. Issuance of Warrants; Form of Warrant. The Company will issue, sell and deliver the Representative Warrants to the Representatives or their bona fide officers and/or directors. The form of the Representative Warrant and the form of election to purchase Shares to be attached thereto shall be substantially as set forth on Exhibit A attached hereto. The Representative Warrants shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future President or any Vice President of the Company, and attested by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company.

         2. Warrant Register. The Representative Warrants shall be numbered and shall be registered in a Representative Warrant register to be maintained by the Company (the "Representative Warrant Register"). The Company shall be entitled to treat the registered holder of any Representative Warrant on the Representative Warrant Register (the "Holder") as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Representative
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Warrant on the part of any other person, and shall not be liable for any registration of transfer of the Representative Warrants which are registered or are to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith. The Representative Warrants shall be registered initially in the names of "Raymond James & Associates, Inc." and "Vector Securities International, Inc." in such denominations as the Representatives may request in writing to the Company; provided, however, that the Representatives may designate that all or a portion of the Representative Warrants be issued in varying amounts directly to their bona fide officers and/or directors, and not to the Representatives. Such designation will only be made by the Representatives if they determine that such issuances would not violate the rules of the National Association of Securities Dealers, Inc. (the "NASD") relating to the review of corporate financing arrangements.

         3. Transfer of Warrants. The Representative Warrants will not be sold, transferred, assigned or hypothecated, in part or in whole (other than by will or pursuant to the laws of descent and distribution), except to bona fide officers of either of the Representatives and only upon delivery thereof duly endorsed by the Holder or by his duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Representative Warrant or Representative Warrants to the persons entitled thereto. The Representative Warrants may be exchanged at the option of the Holder thereof for another Representative Warrant, or other Representative Warrants, of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock upon surrender to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause the Representative Warrants to be transferred on its books to any person, if such





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transfer would violate the Securities Act of 1933, as amended (the "Act") or any applicable state securities laws.

         4. Term of Warrants; Exercise of Warrants. (a) Each Representative Warrant entitles the registered owner thereof to purchase one Share at a purchase price of $____ per Share [120% of the purchase price set forth on the cover page of the prospectus] (the "Exercise Price") at any time from the first anniversary of the effective date of the Registration Statement until 5:00 p.m., New York City time, on ______________ __, 2000 (the "Warrant Expiration Date"). Prior to the Warrant Expiration Date, the Company will not take any action which would terminate the Representative Warrants. The Exercise Price and the Shares issuable upon exercise of the Representative Warrants are subject to adjustment upon the occurrence of certain events, pursuant to the provisions of Section 8 of this Agreement. Subject to the provisions of this Agreement, each Holder shall have the right, which may be exercised as set forth in Warrants, to purchase from the Company (and the Company shall issue and sell to such Holder) the number of fully paid and nonassessable shares of Common Stock specified in Warrant as follows:

                 (i) Upon surrender to the Company, or its duly authorized agent, of Warrants with the form of election to purchase attached thereto duly completed and signed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank or trust company located in the United States or a member of the NASD and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of Section 8 of this Agreement, for the number of Shares in respect of which Warrants are then exercised. Payment of such Exercise Price may be made in cash or by cashier's check payable to the order of the Company. No adjustment shall be made for any dividends on any Shares issuable upon exercise of a Representative Warrant; or

                 (ii) Upon surrender to the Company, or its duly authorized agent, of Warrants with the form of cashless exercise attached thereto (a "Cashless Exercise"), duly completed and signed, with signatures guaranteed by a member firm of a national securities exchange, a commercial bank or trust company located in the United States or a member of the NASD. Such surrender shall be deemed a waiver of the obligation of the Holder to pay all or any portion of the Exercise Price. In the event of a





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Cashless Exercise, the Holder shall receive that number of shares of Common
Stock determined by multiplying the number of Shares in respect of which Warrants are then exercised by a fraction, the numerator of which shall be an amount equal to the Current Market Price (as such term is defined in Section 8(d) hereof) per share of Common Stock less the Exercise Price, as adjusted in accordance with the provisions of Section 8 of this Agreement, and the denominator of which shall be the Current Market Price per share of Common Stock. Notwithstanding the foregoing, in the event that a Cashless Exercise would, at any time the Representative Warrants remain outstanding, reasonably be deemed by the Company's independent certified public accountants to give rise to a charge to the Company's earnings for reporting purposes (which determination shall be evidenced by an opinion of such independent certified accountants, in a form reasonably satisfactory to the Holder), the Holder shall not be entitled to use a Cashless Exercise.

         (b) Upon each surrender of the Representative Warrants in accordance with Section 4(a)(i) or 4(a)(ii) hereof, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder of Warrants and in such name or names as such Holder may designate (so long as surrender or transfer would not violate the Act or any applicable state securities laws), a certificate or certificates for the number of full Shares so purchased upon the exercise of Warrants, together with cash, as provided in Section 9 of this Agreement, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Representative Warrants as aforesaid (and payment of the Exercise Price with respect to Section 4(a)(i) hereof); provided, however, that if, at the date of surrender of Warrants, the transfer books for the Common Stock or other class of securities issuable upon the exercise of Warrants shall be closed, the certificates for the Shares shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Warrant Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Shares; provided, further; however, that the transfer books of record, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) days. The rights of purchase represented by the Representative





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Warrants shall be exercisable, at the election of the Holders thereof, either in full or from time to time in part and, in the event that any Representative Warrant is exercised in respect of less than all of the Shares issuable upon such exercise at any time prior to the Warrant Expiration Date, a new Representative Warrant or Representative Warrants will be issued for the remaining number of Shares specified in the Representative Warrant so surrendered.

         5. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the issuance of Shares upon the exercise of the Representative Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any certificates for Shares in a name other than that of the Holder of the Representative Warrants in respect of which such Shares are issued.

         6. Mutilated or Missing Warrants. In case any of the Representative Warrants shall be mutilated, lost, stolen or destroyed, the Company may, in its discretion, issue and deliver in exchange and substitution for and upon cancellation of the mutilated Representative Warrant, or in lieu of and substitution for the Representative Warrant lost, stolen or destroyed, a new Representative Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such mutilation, loss, theft or destruction of Warrant and indemnity, also reasonably satisfactory to the Company, indemnifying the Company for any claims arising under a Representative Warrant that has been lost, stolen, mutilated or destroyed. An applicant for such substitute Representative Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

         7. Reservation of Shares, etc. There have been reserved, and the Company shall at all times keep reserved, out of the authorized and unissued Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the outstanding Representative Warrants. Norwest Bank Minnesota, N.A., transfer agent for the Common Stock (the "Transfer Agent"), and every subsequent transfer agent, if any, for the Company's securities issuable upon the exercise of the Representative Warrants will be irrevocably authorized and directed at all times until the Warrant Expiration Date to reserve such number of authorized and unissued shares as shall be required for





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such purpose. The Company will keep a copy of this Agreement on file with the
Transfer Agent and with every subsequent transfer agent for any shares of the Company's securities issuable upon the exercise of the Representative Warrants. The Company will supply the Transfer Agent or any subsequent transfer agent with duly executed certificates for such purpose and will itself provide or otherwise make available any cash which may be distributable as provided in
Section 9 of this Agreement. All Representative Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled, and such canceled Representative Warrants shall constitute sufficient evidence of the number of Shares that have been issued upon the exercise of Warrants. No shares of Common Stock shall be subject to reservation in respect of unexercised Representative Warrants subsequent to the Warrant Expiration Date.

         8. Adjustments of Exercise Price and Number of Shares. The Exercise Price and the number and kind of securities issuable upon exercise of each Representative Warrant shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                 (a) In case the Company shall (i) declare a dividend on its Common Stock in shares of Common Stock or make a distribution in Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares of Common Stock or
(iv) issue by reclassification of its Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of Shares purchasable upon exercise of each Representative Warrant immediately prior thereto shall be adjusted so that the Holder of each Representative Warrant shall be entitled to receive the kind and number of Shares or other securities of the Company which he would have owned or have been entitled to receive after the happening of any of the events described above, had Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event.

                 (b) In case the Company shall issue rights, options or warrants to all holders of its Common Stock, without any charge to such holders, entitling them (for a period expiring within 45 days after the record date mentioned below in this paragraph (b)) to





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subscribe for or to purchase shares of Common Stock at a price per share that is lower at the record date mentioned below than the Current Market Price per share of Common Stock, the number of Shares thereafter purchasable upon exercise of each Representative Warrant shall be determined by multiplying the number of Shares theretofore purchasable upon exercise of each Representative Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding on such record date plus the number of shares which the aggregate offering price of the total number of shares of Common Stock so offered would purchase at the Current Market Price per share of Common Stock. Such adjustment shall be made whenever such rights, options or warrants are issued, and shall become effective on the date of issuance.

                 (c) In case the Company shall distribute to all holders of its shares of Common Stock shares of stock (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends payable out of consolidated earnings or retained earnings and dividends or distributions referred to in paragraph (a) above) or rights, options or warrants or convertible or exchangeable securities containing the right to subscribe for or purchase shares of Common Stock (excluding those referred to in paragraph (b) above), then in each case the number of Shares thereafter issuable upon the exercise of each Representative Warrant shall be determined by multiplying the number of Shares theretofore issuable upon the exercise of each Representative Warrant, by a fraction, of which the numerator shall be the Current Market Price per share of Common Stock on the record date mentioned below in this paragraph (c), and of which the denominator shall be the Current Market Price per share of Common Stock on such record date, less the then fair value (as determined by the Board of Directors of the Company, whose determination shall be conclusive) of the portion of the shares of stock (other than Common Stock) or assets or evidences of indebtedness so distributed or of such subscription rights, options or warrants, or of such convertible or exchangeable securities, applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made, and shall become effective on the date of distribution.

                 (d) For the purpose of any computation under this Agreement, the Current Market Price per share of Common Stock at any date shall be the average of the daily closing prices for





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fifteen (15) consecutive trading days commencing twenty (20) trading days before the date of such computation. The closing price for each day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in either case on the principal national securities exchange on which the shares are listed or admitted to trading, or if they are not listed or admitted to trading on any national securities exchange, but are traded in the over-the-counter market, the closing sale price of the Common Stock or, in case no sale is publicly reported, the average of the representative closing bid and asked quotations for the Common Stock on the National Association of Securities Dealers Automated Quotations ("NASDAQ") system or any comparable system, or if the Common Stock is not listed on the NASDAQ system or a comparable system, the closing sale price of the Common Stock or, in case no sale is publicly reported, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.

                 (e) No adjustment in the number of Shares purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the number of Shares purchasable upon the exercise of each Representative Warrant; provided, however, that any adjustments which by reason of this paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment, but not later than three years after the happening of the specified event or events. All calculations shall be made to the nearest one thousandth of a share. Anything in this Section 8 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the number of Shares purchasable upon the exercise of each Representative Warrant, in addition to those required by this Section 8, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights, warrants or options to purchase Common Stock, or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions of cash out of consolidated earnings or retained earnings) or convertible or exchangeable securities hereafter made by the Company to the holders of its Common Stock shall not result in any tax to the holders of its Common Stock or securities convertible into Common Stock.





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                 (f)      Whenever the number of Shares purchasable upon the
exercise of each Representative Warrant is adjusted, as herein provided, the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of each Representative Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares so purchasable immediately thereafter.

                 (g) For the purpose of this Section 8, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassifications of such shares consisting solely of changes in par value, or from no par value to par value, or from par value to no par value. In the event that at any time, as a result of an adjustment made pursuant to paragraph (a) above, the Holders shall become entitled to purchase any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so purchasable upon exercise of each Representative Warrant and the Exercise Price of such Shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares contained in paragraphs (a) through (f), inclusive, and paragraphs (h) through
(m), inclusive, of this Section 8, and the provisions of Sections 4, 5 and 7, with respect to the Shares, shall apply on like terms to any such other shares.

                 (h) Upon the expiration of any rights, options, warrants or conversion rights or exchange privileges, if any thereof shall not have been exercised, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Representative Warrant shall, upon such expiration, be readjusted and shall thereafter be such as it would have been had it originally been adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock so issued were the Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion rights or exchange privileges and (ii) such Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all of such rights, options, warrants or conversion rights or exchange privileges whether or not exercised;





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provided, however, that no such readjustment shall have the effect of increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion rights or exchange privileges.

                 (i) The Company may, at its option, at any time during the term of the Representative Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company.

                 (j) Whenever the number of Shares issuable upon the exercise of each Representative Warrant or the Exercise Price of such Shares is adjusted, as herein provided, the Company shall promptly mail by first class mail postage prepaid, to each Holder notice of such adjustment or adjustments at such Holder's address appearing on the Representative Warrant Register. The Chief Financial Officer of the Company shall make any computation required by this Section 8 and shall execute a certificate (the "CFO Certificate"), setting forth the number of Shares issuable upon the exercise of each Representative Warrant and the Exercise Price of such Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Each Holder shall have the right to inspect the CFO Certificate during reasonable business hours. In the event that a Holder shall dispute the determination set forth in the CFO Certificate, the Company shall retain, at its expense, a firm of independent public accountants (who may be regular accountants employed by the Company) to make the required computation and to prepare a certificate which shall set forth the information required in the CFO Certificate. Such certificate shall be conclusive on the correctness of such adjustment and each Holder shall have the right to inspect such certificate during reasonable business hours.

                 (k) Except as provided in this Section 8, no adjustment in respect of any dividends shall be made during the term of a Representative Warrant or upon the exercise of a Representative Warrant.

                 (l) In case of any consolidation of the Company with, or merger of the Company with or into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation (or an





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affiliate of such successor or purchasing corporation), as the case may be, agrees that each Holder shall have the right thereafter upon payment of the Exercise Price in effect immediately prior to such action to purchase upon exercise of each Representative Warrant the kind and amount of shares and other securities and property (including cash) which he would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had Warrant been exercised immediately prior to such action. The provisions of this paragraph (l) shall similarly apply to successive consolidations, mergers, sales or conveyances.

                 (m) Notwithstanding any adjustment in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Representative Warrants pursuant to this Agreement, certificates for the Representative Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of Shares as are initially issuable pursuant to this Agreement.

         9. Fractional Interests. The Company shall not be required to issue fractions of Shares on the exercise of the Representative Warrants. If more than one Representative Warrant shall be presented for exercise in full at the same time by the same Holder, the number of Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Shares issuable on exercise of the Representative Warrants so presented. If any fraction of a Share would, except for the provisions of this
Section 9, be issuable on the exercise of any Representative Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price per share of Common Stock on the date of exercise.

         10.     Registration Rights.

                 The Representative Warrants and the Shares have been included in the Registration Statement filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"), File No. 333-________ (the "Registration Statement"). Until the Warrant Expiration Date, or such earlier time as all of the Representative Warrants have been exercised, the Company shall prepare and cause to be filed and cause to become and remain effective such amendments or supplements to the Registration Statement and the





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Prospectus contained therein as shall be required under the Act in order to keep the Representative Warrants and Shares registered under the Act, in order to deliver to the Holders, upon exercise of the Representative Warrants, a prospectus meeting the requirements of Section 10(a)(3) of the Act. In the event it is determined by a Holder that in order for a Holder to offer and sell Shares, a post-effective amendment to the Registration Statement containing an amended or supplemented Prospectus or another registration statement is required to be filed, the Company promptly upon receipt of notice from such Holder of its present intent to exercise Representative Warrants, shall file such post-effective amendment amending the Registration Statement or file such other registration statement. Either the post-effective amendment or the new registration statement shall include among other information, such information as may be necessary for the Holder to offer and sell Shares pursuant to the Prospectus or a prospectus contained in such other registration statement. The Company shall diligently take such action as may be required to assure that the Registration Statement as amended or the new registration statement shall promptly become effective. After delivery of such number of Representative Warrants that are being exercised and the applicable Purchase Price, the Company shall deliver to the Holder certificates for Shares and such number of final Prospectuses as the Holder may require for offer and sale of the Shares.

         The Company shall obtain and keep effective all permits, consents and approvals of governmental agencies and authorities, and shall take all action which may be necessary to maintain the registration of the Shares under the Securities and Exchange Act of 1934 (the "Exchange Act") and to qualify the Warrants and Warrant Shares for sale under the securities laws of such of the states, territories and possessions of the United States and Canadian Provinces as may be necessary to permit the free exercise of the Representative Warrants, and the issuance, sale, transfer and delivery of the Shares and shall maintain such qualifications during the entire period in which the Representative Warrants are exercisable.

         11. Notices to Holders.

                 (a) Nothing contained in this Agreement or in any of the Representative Warrants shall be construed as conferring upon the Holders thereof the right to vote or to receive dividends or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of directors of the





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Company or any other matter, or any rights whatsoever as shareholders of the
Company; provided, however, that in the event that a meeting of shareholders shall be called to consider and take action on a proposal for the voluntary dissolution of the Company, other than in connection with a consolidation, merger or sale of all, or substantially all, of its property, assets, business and good will as an entirety, then and in that event the Company shall cause a notice thereof to be sent by first-class mail, postage prepaid, at least twenty
(20) days prior to the date filed as a record date or the date of closing the transfer books in relation to such meeting, to each registered Holder of the Representative Warrants at such Holder's address appearing on the Representative Warrant Register; but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such voluntary dissolution. If such notice shall have been so given and if such a voluntary dissolution shall be authorized at such meeting or any adjournment thereof, then from and after the date on which such voluntary dissolution shall have been duly authorized by the shareholders, the purchase rights represented by the Representative Warrants and all other rights with respect thereto shall cease and terminate.

                 (b) In the event the Company intends to make any distribution on its Common Stock (or other securities which may be issuable in lieu thereof upon the exercise of the Representative Warrants), including, without limitation, any such distribution to be made in connection with a consolidation or merger in which the Company is the continuing corporation, or to issue subscription rights or warrants to holders of its Common Stock, the Company shall cause a notice of its intention to make such distribution to be sent by first-class mail, postage prepaid, at least twenty (20) days prior to the date fixed as a record date or the date of closing the transfer books in relation to such distribution, to each registered Holder of the Representative Warrants at such Holder's address appearing on the Representative Warrant Register, but failure to mail or to receive such notice or any defect therein or in the mailing thereof shall not affect the validity of any action taken in connection with such distribution.

         12. Notices. Any notice pursuant to this Agreement to be given or made by the Holder of any Representative Warrant and/or the holder of any Share to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows or to such other address as the Company may





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designate by notice given in accordance with this Section 12, to the Holders of
Representative warrants and/or the holders of Shares:


                   Dynamic Healthcare Technologies, Inc.
                   101 Southhall Lane, Suite 210
                   Maitland, Florida 32751
                   Attn:    Mr. Mitchel J. Laskey

                   with a copy to:

                   Cohen, Berke, Bernstein, Brodie & Kondell, P.A. 2601 South Bayshore Drive
                   Suite 1900
                   Miami, Florida 33133
                   Attn:    Richard N. Bernstein, Esq.


                 Notices or demands authorized by this Agreement to be given or made by the Company to or on the Holder of any Representative Warrant and/or the holder of any Share shall be sufficiently given or made (except as otherwise provided in this Agreement) if sent by first-class mail, postage prepaid, addressed to such Holder or such holder of Shares at the address of such Holder or such holder of Shares as shown on the Representative Warrant Register or the books of the Company, as the case may be.

         13. Governing Law. This Agreement and each Representative Warrant issued hereunder shall be governed by and construed in accordance with the substantive laws of the State of Florida. The Company hereby agrees to accept service of process by notice given to it pursuant to the provisions of Section 12.

         14. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day, month and year first above written.


                                               DYNAMIC HEALTHCARE TECHNOLOGIES,
                                               INC.

                                    By:
                                       -----------------------------
Attest:

- -------------------------------

                                    RAYMOND JAMES & ASSOCIATES, INC.


                                    By:
                                       -----------------------------

Attest:

- -------------------------------

                                    VECTOR SECURITIES INTERNATIONAL,
                                    INC.


                                    By:
                                       -----------------------------

Attest:

- -------------------------------

                                   EXHIBIT A

No.                                                                     Warrants
    -----------                                                ---------

                    VOID AFTER 5:00 P.M. NEW YORK CITY TIME

                            ON ______________, 1999

                     DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

                              Warrant Certificate

         THIS CERTIFIES THAT for value received or registered assigns, is the owner of the number of warrants set forth above, each of which entitles the owner thereof to purchase at any time from _ , 1994, until 5:00 p.m., New York City time on _ , 1999 (the "Warrant Expiration Date"), one fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation (the "Company"), at the purchase price of $[ ] per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with either the Form of Election to Purchase or Form of Cashless Exercise duly executed. The number of Warrants evidenced by this Warrant Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of the date of original issuance of the Warrants, based on the shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement referred to below, the Exercise Price and the number or kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

         This warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of an agreement dated as of ______________, 1996 (the "Warrant Agreement") among the Company, Raymond James & Associates, Inc. and Vector Securities International, Inc. which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, duties and immunities hereunder of the Company and the holders of the warrant Certificates. Copies of the warrant Agreement are on file at the principal office of the Company.

         This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or warrant Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or warrant Certificates surrendered entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

         No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

         No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock, any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised and the shares shall have become deliverable as provided in the Warrant Agreement.

         If this Warrant shall be surrendered for exercise within any period during which the transfer books for the Company's Common Stock or other class of stock purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for shares purchasable upon such exercise until the date of the reopening of said transfer books.

         IN WITNESS WHEREOF, DYNAMIC HEALTHCARE TECHNOLOGIES, INC. has caused the signature (or facsimile signature) of its President and its Secretary to be printed hereon.

Dated:            , 1996
       -----------                    DYNAMIC HEALTHCARE TECHNOLOGIES, INC.
                                      By:
                                         ----------------------------------
                                      Name: Mitchel J. Laskey
                                      Title:   President
Attest:

- ---------------------------------
Name:
Title: Secretary

                                    FORM OF
                              ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Warrant Certificate in accordance with Section 4(a)(i) of the Warrant Agreement.)

TO: DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

         The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and payment of the Exercise Price therefor in accordance with Section 4(a)(i) of the Warrant Agreement and requests that certificates for such shares to be issued in the name of:

Please insert social security or other
                 identifying number

- ---------------------------------------
- ---------------------------------------


- -------------------------------------------------------------------------------
                        (Please print name and address)

- -------------------------------------------------------------------------------

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security or other
                 identifying number

- ---------------------------------------
- ---------------------------------------


- -------------------------------------------------------------------------------
                        (Please print name and address)

- -------------------------------------------------------------------------------


         Dated:               , 19
               ---------------    --

- --------------------------------------------  Signature

                                        (Signature must conform in all
                                        respects to name of holder as
                                        specified on the face of this
                                        Warrant Certificate)
Signature Guaranteed:

                           FORM OF CASHLESS EXERCISE
                 (To be executed if holder desires to exercise
                     the Warrant Certificate in accordance
                with Section 4(a)(ii) of the Warrant Agreement)

TO: DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

         The undersigned hereby irrevocably elects a Cashless Exercise of the Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants in accordance with
Section 4(a)(ii) of the Warrant Agreement and requests that certificates for such shares be issued in the name of:


Please insert social security or other
                 identifying number

- --------------------------------------
- --------------------------------------


- ------------------------------------------------------------------------------
                        (Please print name and address)

- ------------------------------------------------------------------------------

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security or other
                 identifying number

- --------------------------------------
- --------------------------------------


- ------------------------------------------------------------------------------
                        (Please print name and address)

- ------------------------------------------------------------------------------

         Dated:               , 19
                --------------    --

- ---------------------------------------  Signature

                                         (Signature must conform in all
                                         respects to name of holder as
                                        specified on the face of this
                                        Warrant Certificate)
Signature Guaranteed:

                                    FORM OF
                                   ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificates.)

         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto this Warrant Certificate, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint , to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                  , 19
         ---------------    --

                                        Signature:
                                                  ---------------------------

Signature Guaranteed:

                                     NOTICE

         The signature of the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.

No.                                                                    Warrants
    ----                                                    ----------

                    VOID AFTER 5:00 P.M. NEW YORK CITY TIME

                           ON _____________ __, 2000

                     DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

                              Warrant Certificate

         THIS CERTIFIES THAT for value received RAYMOND JAMES & ASSOCIATES, INC. [VECTOR SECURITIES INTERNATIONAL, INC.] or registered assigns, is the owner of the number of warrants set forth above, each of which entitles the owner thereof to purchase at any time from ___________ __, 1996, until 5:00 p.m., New York City time on ____________ __, 2000 (the "Warrant Expiration Date"), one fully paid and nonassessable share of Common Stock, par value $.01 per share (the "Common Stock"), of DYNAMIC HEALTHCARE TECHNOLOGIES, INC., a Florida corporation (the "Company"), at the purchase price of [120% of Offering Price] per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with either the Form of Election to Purchase or Form of Cashless Exercise duly executed. The number of Warrants evidenced by this Warrant Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Exercise Price per share set forth above, are the number and Exercise Price as of the date of original issuance of the Warrants, based on the shares of Common Stock of the Company as constituted at such date. As provided in the Warrant Agreement referred to below, the Exercise Price and the number or kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

         This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of an agreement dated as of ____________ __, 1996 (the Warrant Agreement") among the Company, Raymond James & Associates, Inc. and

Vector Securities International, Inc. which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, duties and immunities hereunder of the Company and the holders of the Warrant Certificates. Copies of the Warrant Agreement are on file at the principal office of the Company.

         This Warrant Certificate, with or without other Warrant Certificates, upon surrender at the principal office of the Company, may be exchanged for another Warrant Certificate or Warrant Certificates of like tenor and date evidencing Warrants entitling the holder to purchase a like aggregate number of shares of Common Stock as the Warrants evidenced by the Warrant Certificate or Warrant Certificates surrendered entitled such holder to purchase. If this Warrant Certificate shall be exercised in part, the holder hereof shall be entitled to receive upon surrender hereof another Warrant Certificate or Warrant Certificates for the number of whole Warrants not exercised.

         No fractional shares of Common Stock will be issued upon the exercise of any Warrant or Warrants evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Warrant Agreement.

         No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock, any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or, except as provided in the Warrant Agreement, to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised and the shares shall have become deliverable as provided in the Warrant Agreement.

         If this warrant shall be surrendered for exercise within any period during which the transfer books for the Company's Common

Stock or other class of stock purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall not be required to make delivery of certificates for shares purchasable upon such exercise until the date of the reopening of said transfer books.

         IN WITNESS WHEREOF, DYNAMIC HEALTHCARE TECHNOLOGIES, INC. has caused the signature (or facsimile signature) of its President and its Secretary to be printed hereon.

Dated:                  1996
       -----------------


                                           DYNAMIC HEALTHCARE TECHNOLOGIES,
                                           INC.


                                           By:
                                              --------------------------------
                                                   Name: Mitchel J. Laskey
                                                   Title:  President
Attest:


- ----------------------------------
Name:
Title: Secretary

                                    FORM OF
                              ELECTION TO PURCHASE

(To be executed if holder desires to exercise the Warrant Certificate in accordance with Section 4(a)(i) of the Warrant Agreement.)

TO: DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

         The undersigned hereby irrevocably elects to exercise Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants and payment of the Exercise Price therefor in accordance with Section 4(a)(i) of the Warrant Agreement and requests that certificates for such shares to be issued in the name of:

Please insert social security or other
                 identifying number

- --------------------------------------
- --------------------------------------


- --------------------------------------------------------------------------------
                        (Please print name and address)

- --------------------------------------------------------------------------------

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security or other
                 identifying number

- --------------------------------------
- --------------------------------------


- --------------------------------------------------------------------------------
                        (Please print name and address)

- --------------------------------------------------------------------------------

         Dated:               , 19
                 -------------    --

- ------------------------------------------  Signature

                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of this
                                              Warrant Certificate)
Signature Guaranteed:

                           FORM OF CASHLESS EXERCISE
                 (To be executed if holder desires to exercise
                     the Warrant Certificate in accordance
                with Section 4(a)(ii) of the Warrant Agreement)

TO: DYNAMIC HEALTHCARE TECHNOLOGIES, INC.

         The undersigned hereby irrevocably elects a Cashless Exercise of the Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants in accordance with
Section 4(a)(ii) of the Warrant Agreement and requests that certificates for such shares be issued in the name of:


Please insert social security or other
                 identifying number

- -------------------------------------
- -------------------------------------


- --------------------------------------------------------------------------------
                        (Please print name and address)

- --------------------------------------------------------------------------------

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

Please insert social security or other
                 identifying number

- -------------------------------------
- -------------------------------------


- --------------------------------------------------------------------------------
                        (Please print name and address)

- --------------------------------------------------------------------------------

         Dated:               , 19
                 -------------    --


- -------------------------------------------  Signature

                                             (Signature must conform in all
                                             respects to name of holder as
                                             specified on the face of this
                                             Warrant Certificate)
Signature Guaranteed:

                                    FORM OF
                                   ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificates.)

         FOR VALUE RECEIVED, ______________________________ hereby sells, assigns and transfers unto this Warrant Certificate, together with all right, title and interest herein, and does hereby irrevocably constitute and appoint , to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                  , 19
         ---------------    --
                                        Signature:
                                                  ------------------------------

Signature Guaranteed:

                                     NOTICE

         The signature of the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatsoever.